Joint Filer Information

Name of Joint Filer:                  Hicks, Muse, Tate & Furst Private Equity
                                      Fund IV, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      2100 McKinney Avenue, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund
                                      IV, L.P.

Date of Event Requiring Statement:    June 12, 2014

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            HICKS, MUSE, TATE & FURST PRIVATE EQUITY
                                      FUND IV, L.P.

                                      By:    HM4 Partners, L.P., its general
                                             partner

                                      By:    Hicks, Muse GP Partners L.A., L.P.,
                                             its general partner

                                      By:    Hicks, Muse Latin America Fund I
                                             Incorporated, its general partner

                                      By:    /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer

Joint Filer Information

Name of Joint Filer:                  HM4 Partners, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      2100 McKinney Avenue, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund
                                      IV, L.P.

Date of Event Requiring Statement:    June 12, 2014

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            HM4 Partners, L.P.

                                      By:    Hicks, Muse GP Partners L.A., L.P.,
                                             its general partner

                                      By:    Hicks, Muse Latin America Fund I
                                             Incorporated, its general partner

                                      By:    /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      2100 McKinney Avenue, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity
                                      Fund IV, L.P.

Date of Event Requiring Statement:    June 12, 2014

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            Hicks, Muse GP Partners L.A., L.P.

                                      By:    Hicks, Muse Latin America Fund I
                                             Incorporated, its general partner

                                      By:    /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse Latin America Fund I
                                      Incorporated

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      2100 McKinney Avenue, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity
                                      Fund IV, L.P.

Date of Event Requiring Statement:    June 12, 2014

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            HICKS, MUSE LATIN AMERICA FUND I
                                      INCORPORATED

                                      By:    /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer